      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 19, 1999

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                        THE ESTEE LAUDER COMPANIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     2844                   11-2408943
      (STATE OR OTHER          (PRIMARY STANDARD          (I.R.S. EMPLOYER
      JURISDICTION OF              INDUSTRIAL            IDENTIFICATION NO.)
     INCORPORATION OR        CLASSIFICATION NUMBER)
       ORGANIZATION)

                            ------------------------

                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
                                 (212) 572-4200
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                              SAUL H. MAGRAM, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                        THE ESTEE LAUDER COMPANIES INC.
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
          (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                    Please send copies of communications to:

      JEFFREY J. WEINBERG, ESQ.                  JEAN E. HANSON, ESQ.
     WEIL, GOTSHAL & MANGES LLP         FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
           767 FIFTH AVENUE                       ONE NEW YORK PLAZA
       NEW YORK, NEW YORK 10153                NEW YORK, NEW YORK 10004
           (212) 310-8000                           (212) 859-8000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-77977

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / / _______________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

                                                   PROPOSED MAXIMUM        PROPOSED
     TITLE OF EACH CLASS          AMOUNT BEING      OFFERING PRICE    MAXIMUM AGGREGATE       AMOUNT OF
OF SECURITIES TO BE REGISTERED     REGISTERED          PER UNIT         OFFERING PRICE(1) REGISTRATION FEE
------------------------------  ----------------   ----------------   -----------------   ----------------
Class A Common Stock, par
value $.01 per share..........  3,930,700 shares        $92.75           $364,572,425       $ 101,351.20(2)

    (1) This Registration Statement relates to the Registrant's Registration Statement on Form S-3 (Registration No. 333-77977) (the "Prior Registration Statement"). In acccordance with Rule 462(b) of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the proposed maximum aggregate offering price of securities eligible to be sold under the Prior Registration Statement ($362,250,000) is carried forward to this Registration Statement and an additional amount of securities having a proposed maximum aggregate offering price of $2,322,425 is registered hereby.

    (2) $646.00 is paid pursuant to this Registration Statement. The remaining $100,705.50 of such amount is attributable to the amount carried forward from the Prior Registration Statement, for which a filing fee in such amount was paid at the time of registration.

    IN ACCORDANCE WITH RULE 462(B) OF THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND REGULATIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT INCORPORATES BY REFERENCE THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-77977) TO WHICH THIS REGISTRATION STATEMENT RELATES.

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
                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN NEW YORK, NEW YORK, ON THIS 19TH DAY OF MAY 1999.

                                       THE ESTEE LAUDER COMPANIES INC.

                                       By: /s/ ROBERT J. BIGLER
                                           --------------------------------
                                           Name: Robert J. Bigler
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                          TITLE                  DATE
-----------------------------------   -------------------------   --------------
                 *                    Chairman of the Board and     May 19, 1999
-----------------------------------   Chief Executive Officer
         Leonard A. Lauder            (Principal Executive
                                      Officer)

                 *                    Director                      May 19, 1999
-----------------------------------
         Ronald S. Lauder

                 *                    Director                      May 19, 1999
-----------------------------------
         William P. Lauder

                 *                    Director                      May 19, 1999
-----------------------------------
        Fred H. Langhammer

                 *                    Director                      May 19, 1999
-----------------------------------
        Richard D. Parsons

                 *                    Director                      May 19, 1999
-----------------------------------
           Marshall Rose

                 *                    Director                      May 19, 1999
-----------------------------------
       P. Roy Vagelos, M.D.

                 *                    Director                      May 19, 1999
-----------------------------------
          Faye Wattleton

       /s/ ROBERT J. BIGLER           Senior Vice President and     May 19, 1999
-----------------------------------   Chief Financial Officer
         Robert J. Bigler             (Principal Financial and
                                      Accounting Officer)

*By: /s/ ROBERT J. BIGLER
     ------------------------------
     Robert J. Bigler
     Attorney-in-fact

                                    EXHIBITS

     The following is a complete list of Exhibits filed as part of this Registration Statement, which are incorporated herein.

EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
------    -----------------------------------------------------------
  1.1     Form of Underwriting Agreement.*
  3.1     Restated Certificate of Incorporation (filed as
          Exhibit 3.1 to Amendment No. 3 to the Company's Registration Statement on Form S-1 (No. 33-97180) on November 13, 1995 (the "S-1")).
  3.2 Form of Amended and Restated By-Laws (filed as Exhibit 3.2 to the S-1).
  5.1 Opinion of Weil, Gotshal & Manges LLP with respect to the legality of the Class A Common Stock.*
 10.1     Employment Agreement with William P. Lauder.*
 23.1     Consent of Arthur Andersen LLP.
 23.2 Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 5.1).*
 24.1     Power of Attorney.*

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* Previously filed in connection with Registration Statement on Form S-3
  (Registration No. 333-77977) and incorporated by reference.